SEASONS SERIES TRUST
Supplement to the Prospectus
dated February 14, 2005

In the section titled "MANAGEMENT," under the heading "Portfolio Management," the portfolio management disclosure with respect to Lord Abbett & Co., LLC's. management of the International Equity Portfolio is replaced in its entirety with the following:

Portfolio or Managed Component	Manager(s)	Name and Title of Portfolio Manager(s) (and/or Management Team(s))	Experience
International Equity Portfolio	Lord Abbett	- Robert G. Morris, CFA Partner and Director of Equity Investments	Mr. Morris has been with Lord Abbett since 1991 and has been in the investment business since 1971.
- Harold E. Sharon Director of International Core Equity Team

Mr. Sharon joined Lord Abbett in 2003 and has been in the investment business since 1983. His prior experience includes: Managing Director/Partner/Head of International Equity Group at Warburg Pincus Asset Management/CSAM; Executive Director, Hedge Fund Group at Oppenheimer; and Vice President at Credit Suisse Asset Management.

- Vincent J. McBride Senior Portfolio Manager

Mr. McBride joined Lord Abbett in 2003 and has been in the investment business since 1987. His prior experience includes: Managing Director and Head of International Equity Management, Credit Suisse Asset Management; International Equity Analyst at Smith Barney and International Equity Analyst at GE Asset Management.

- Todd D. Jacobson, CFA Portfolio Manager

Mr. Jacobson joined Lord Abbett in 2003 and has been in the investment business since 1988. His experience includes: Head of Japanese Equities and Associate Portfolio Manager, Credit Suisse Asset Management; Japan Equity Analyst and Portfolio Manager-Fixed Income at Brown Brothers Harriman & Co.; and Equity Analyst at Value Line, Inc.

- Yarek Aranowicz, CFA Portfolio Manager

Mr. Aranowicz joined Lord Abbett in 2003 and has been in the investment business since 1992. His prior experience includes: Vice President and Head of Global Emerging Markets Funds, Credit Suisse Asset Management; Director of Research at Trans-National Research Corporation; and Financial Analyst at John Hancock Financial Services.

		- Todor Petrov Portfolio Manager	Mr. Petrov joined Lord Abbett in 2003 and has been in the investment business since 1999. He was previously an Associate Portfolio Manager with Credit Suisse Asset Management.

Date: February 14, 2005

Version 2, Class 1; Class 2; and Class 3